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                                                                    EXHIBIT 10.7

                                                                       S&S DRAFT


                                                                         4/30/01


                          PLEDGE AND SECURITY AGREEMENT


            This PLEDGE AND SECURITY AGREEMENT dated as of April 30, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, this "AGREEMENT"), among U.S. INDUSTRIES, INC. (formerly known as USI, Inc.), a Delaware corporation ("USI"), USI GLOBAL CORP., a Delaware corporation ("USI GLOBAL"), USI AMERICAN HOLDINGS, INC., a Delaware corporation ("USI AMERICAN"; USI, USI Global and USI American are each referred to herein, individually, as a "BORROWER", and, collectively, as the "BORROWERS"), each Subsidiary (as hereinafter defined) of USI which is listed on the signature pages of this Agreement (together with the Borrowers, each, individually, an "INITIAL PLEDGOR", and, collectively, the "INITIAL Pledgors"), each Subsidiary of USI which hereafter becomes a party to this Agreement pursuant to Section 19(b) hereof (together with the Initial Pledgors, each, individually, a "PLEDGOR" and, collectively, the "PLEDGORS"), [WILMINGTON TRUST COMPANY], a Delaware banking corporation (together with any successor corporate trustee appointed pursuant to Article 7 of the Collateral Trust Agreement referred to below, the "CORPORATE TRUSTEE"), and [NAME OF INDIVIDUAL TRUSTEE], an individual residing in the State of [Delaware] (together with any successor individual trustee appointed pursuant to Article 7 of the Collateral Trust Agreement, the "INDIVIDUAL TRUSTEE"; and, together with the Corporate Trustee, the "COLLATERAL TRUSTEES"), the foregoing trustees being trustees for the Secured Holders (as hereinafter defined).

                             PRELIMINARY STATEMENTS:

            (1) The Borrowers have entered into (i) a Credit Agreement dated as of December 12, 1996 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, amended and restated, supplemented or otherwise modified from time to time, the "5-YEAR CREDIT AGREEMENT"), with the 5-Year Credit Parties (as defined in the Collateral Trust Agreement referred to below), and (ii) a Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, amended and restated, supplemented or otherwise modified from time to time, the "364-DAY CREDIT AGREEMENT"; and together with the 5-Year Credit Agreement, collectively, the "CREDIT AGREEMENTS"), with the 364-Day Credit Parties (as defined in the Collateral Trust Agreement; and together with the 5-Year Credit Parties, collectively, the "CREDIT Parties"). Each Pledgor which is a Subsidiary of a Borrower will derive substantial direct or indirect benefit from the credit extended to such Borrower pursuant to the Credit Agreements.

            (2) Pursuant to the Credit Agreements, each Borrower has agreed (i) to grant to the Collateral Trustees for the benefit of the Credit Parties and the other Secured Holders pursuant to the Collateral Documents (as defined in the Collateral Trust Agreement) liens on and security interests in certain of such Borrower's assets and property from time to time owned by it and (ii) to cause its domestic Subsidiaries to grant to the Collateral Trustees for the benefit of the Credit Parties and the other Secured Holders pursuant to the Collateral Documents liens on and security interests in certain of such Subsidiaries' assets and property from time to time owned by them.

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            (3) USI, USI Global and USI American are joint and several co-obligors with respect to those certain 7-1/4% Senior Notes due December 1, 2006 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7-1/4% NOTES"), issued pursuant to that certain Indenture, dated as of December 12, 1996 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7-1/4% NOTES INDENTURE").

            (4) USI, USI Global and USI American are joint and several co-obligors with respect to those certain 7-1/8% Senior Notes due October 15, 2003 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7-1/8% NOTES"), issued pursuant to that certain Indenture, dated as of October 27, 1998 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated, or supplemented from time to time pursuant to the terms thereof, the "7-1/8% NOTES INDENTURE").

            (5) USI and USI Global have also previously entered into a Guaranty dated as of March 24, 2000 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, amended and restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the "REXAIR GUARANTY"; the 7-1/4% Notes, the 7-1/4% Indenture, the 7-1/8% Notes, the 7-1/8% Notes Indenture And the Rexair Guaranty are each referred to herein, individually, as an "EXISTING INDEBTEDNESS AGREEMENT", and, collectively, as the "EXISTING INDEBTEDNESS AGREEMENTS"), in favor of the Secured Creditors (as defined in the Rexair Guaranty, such Secured Creditors being referred to herein as the "REXAIR CREDITORS") in respect of Rexair, Inc.'s obligation under its Credit Agreement, dated as of March 24, 2000, as amended.

            (6) Pursuant to each of the Existing Indebtedness Agreements, each Borrower has agreed not to incur, and not to permit certain of its Subsidiaries to incur, certain Liens (as therein defined) upon any of its property or assets to secure certain Debt (as therein defined) without making effective provision whereby the obligations under such Existing Indebtedness Agreement shall be secured equally and ratably with the Debt secured by such Liens for so long as such Debt shall be so secured.

            (7) Each Borrower and each other Initial Pledgor are entering into this Agreement and that certain Collateral Trust Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "COLLATERAL TRUST AGREEMENT"), with the Collateral Trustees, in order to grant to the Collateral Trustees for their benefit and in trust for the equal and ratable benefit of the Representatives and the Secured Holders (each as defined in the Collateral Trust Agreement) a lien on and security interest in all of their respective personal properties and fixtures now owned or hereafter acquired.

            (8) Each Pledgor is the owner of the shares (the "INITIAL PLEDGED SHARES") of stock set forth opposite such Pledgor's name on and as otherwise described in Part A of Schedule I hereto and issued by the corporations named therein and of the indebtedness (the "INITIAL PLEDGED Debt") set forth opposite such Pledgor's name on and as otherwise described in Part B of Schedule I hereto and issued by the obligors named therein.

            (9) Each Pledgor has security entitlements (the "PLEDGED SECURITY ENTITLEMENTS") with respect to all the financial assets (the "PLEDGED FINANCIAL ASSETS") credited from time to time to each securities account (each a "SECURITIES ACCOUNT") set forth opposite such Pledgor's name on and as

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otherwise described in Part C of Schedule I hereto, as such schedule may hereafter be supplemented pursuant to Section 4(c) hereof.

            (10) The Pledgors have opened the Collateral Account (as defined in the Collateral Trust Agreement) with the Corporate Trustee.

            (11) Each Pledgor has the operating and other deposit accounts (each a "PLEDGED ACCOUNT") set forth opposite such Pledgor's name on and as otherwise described in Schedule V hereto, as such schedule may hereafter be supplemented pursuant to Section 5(c) hereof.

            (12) As a condition to the agreement of the Credit Parties to continue to make Loans to the Borrowers under the Credit Agreements and issue Letters of Credit for the account of the Borrowers under the 5-Year Credit Agreement and the entry into Secured Hedge Agreements by the Hedge Banks (each as defined in the Collateral Trust Agreement) from time to time, the Pledgors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

            (13) Terms defined in the Collateral Trust Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Collateral Trust Agreement. Further, unless otherwise defined in this Agreement or the Collateral Trust Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") are used in this Agreement as such terms are defined in such
Article 8 or 9.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Credit Parties to continue to make Loans to the Borrowers under the Credit Agreements and issue Letters of Credit for the account of the Borrowers under the 5-Year Credit Agreement and to induce the Hedge Banks to enter into Secured Hedge Agreements from time to time, each Pledgor hereby agrees with the Collateral Trustees for the equal and ratable benefit of the Representatives and the Secured Holders as follows:

            SECTION 1. GRANT OF SECURITY. Each Pledgor hereby assigns and pledges to the Collateral Trustees for their benefit and in trust for the equal and ratable benefit of the Representatives and the Secured Holders to the extent set forth in Section 2 of this Agreement, and hereby grants to the Collateral Trustees for their benefit and in trust for the equal and ratable benefit of the Representatives and the Secured Holders, a lien on and a security interest in, such Pledgor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Pledgor, wherever located, and whether now or hereafter existing or arising (collectively, the "COLLATERAL"):

            (a) all equipment in all of its forms (including, without limitation, all manufacturing equipment, all office equipment and all motor vehicles and other distribution equipment), all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "EQUIPMENT");

            (b) all inventory in all of its forms, (including, without limitation, (i) all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Pledgor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Pledgor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Pledgor), and all accessions thereto

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      and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "INVENTORY");

            (c) all accounts, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance (including, without limitation, (i) all rights of such Pledgor to receive moneys due and to become due under or pursuant to any contract or agreement, (ii) all rights of such Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to any such contract or agreement, (iii) claims of such Pledgor for damages arising out of or for breach of or default under any such contract or agreement, and (iv) the right of such Pledgor to terminate any such contract or agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder), and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, chattel paper, instruments, deposit accounts, general intangibles or obligation (any and all such accounts, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e) or (f)(vi) below, being the "Receivables", and any and all such security agreements, leases and other contracts being the "RELATED CONTRACTS");

            (d) the following (the "SECURITY COLLATERAL"):

                  (i) the Initial Pledged Shares and the certificates, if any, representing the Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Shares;

                  (ii) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

                  (iii) all additional shares of stock or other equity interests in any Person from time to time acquired by such Pledgor in any manner (such shares and other interests, together with the Initial Pledged Shares, being the "PLEDGED SHARES"), and the certificates, if any, representing such additional shares or other interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other interests; PROVIDED that such Pledgor shall not be required to pledge, and the terms "PLEDGED SHARES" and "SECURITY COLLATERAL" used in this Agreement shall not include, any shares of stock in any Foreign Corporation (as hereinafter defined) owned or otherwise held thereby which, when aggregated with all of the other shares of stock in such Foreign Corporation pledged by such Pledgor, would result in 66% or more of the shares of stock in such Foreign Corporation entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Internal Revenue Code) (the "VOTING FOREIGN STOCK") (on a fully diluted basis) being pledged to the Secured Holders under this Agreement (although all of the shares of stock in such Foreign Corporation not entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Internal Revenue Code) (the "NON-VOTING FOREIGN STOCK") shall be pledged by the Pledgor); PROVIDED FURTHER that, if, as a result of any change in the tax laws of the United States of America after the date of this Agreement, the pledge by the Pledgors of any additional shares of stock in any such

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            Foreign Corporation to the Secured Holders under this Agreement would not result in an increase in the net tax liabilities of such Pledgors, then, promptly after the change in such laws, all such additional shares of stock shall be so pledged under this Agreement (for purposes of this Section 1(d)(iii), "FOREIGN CORPORATION" means, at any time, any direct or indirect Subsidiary of each Pledgor organized outside of the laws of the United States or any state or other political subdivision thereof at such time that constitutes a "controlled foreign corporation" under Section 957 of the Internal Revenue Code);

                  (iv) all additional indebtedness from time to time owed to such Pledgor (such indebtedness, together with the Initial Pledged Debt, being the "PLEDGED DEBT") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                  (v) all Securities Accounts of such Pledgor, all Pledged
            Security Entitlements with respect to all Pledged Financial Assets from time to time credited to such Securities Accounts, and all Pledged Financial Assets, and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial Assets; and

                  (vi) all other investment property (including, without
            limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts,
            (D) commodity contracts and (E) commodity accounts) in which such Pledgor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

            (e) the following (collectively, the "ACCOUNT COLLATERAL"):

                  (i) the Collateral Account, all financial assets from time to time credited to the Collateral Account (including, without limitation, all Cash Equivalents from time to time credited to the Collateral Account), and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets;

                  (ii) all Pledged Accounts of such Pledgor, all funds held
            therein and all certificates and instruments, if any, from time to time representing or evidencing such Pledged Accounts;

                  (iii) all other deposit accounts of such Pledgor from time to time, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

                  (iv) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Trustees for or on behalf of such Pledgor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

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                  (v) all interest, dividends, cash, instruments and other
            property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

            (f) the following (collectively, the "INTELLECTUAL PROPERTY COLLATERAL"):

                  (i) all United States, international and foreign patents,
            patent applications and statutory invention registrations, including, without limitation, the patents and patent applications set forth in Part A of Schedule IV hereto (as such Schedule IV may be supplemented from time to time by supplements to this Agreement, each such supplement being in substantially the form of Exhibit F hereto (an "IP SECURITY AGREEMENT SUPPLEMENT"), executed and delivered by such Pledgor to the Collateral Trustees from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of such Pledgor accruing thereunder or pertaining thereto (the "PATENTS");

                  (ii) all trademarks (including, without limitation, service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in Part B of Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Pledgor to the Collateral Trustees from time to time), and all other marks registered in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent that a valid security interest may not be taken in such an intent-to-use trademark application under applicable law), and all rights therein provided by international treaties or conventions, all reissues, extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Pledgor accruing thereunder or pertaining thereto (the "TRADEMARKS");

                  (iii) all copyrights, copyright applications, copyright
            registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Part C of
            Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Pledgor to the Collateral Trustees from time to time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Pledgor accruing thereunder or pertaining thereto (the "Copyrights");

                  (iv) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and

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            techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (the "TRADE SECRETS");

                  (v) all computer software programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (the "COMPUTER SOFTWARE");

                  (vi) all license agreements, permits, authorizations and
            franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person, including, without limitation, the license agreements set forth in Part D of
            Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Pledgor to the Collateral Trustees from time to time), and all income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises, (the "LICENSES"); and

                  (vii) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

            (g) all proceeds of any and all of the Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (f) of this Section 1 and this clause
      (g)) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Trustees are the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

            Notwithstanding anything to the contrary contained in this Section 1, the following property shall be excluded from the lien and security interest granted hereunder:

            (i) any contract, agreement or other document (and any contract rights arising thereunder) to which any of the Pledgors is a party on the date hereof and any similar contract or agreement entered into by any Pledgor after the date hereof with the prior written consent of the Required Representatives, in each case, shall be excluded from the lien and security interest granted by such Pledgor under this Section 1 to the extent that the assignment thereof, or the creation of a lien and security interest therein, would constitute a breach of the terms of such contract, agreement or other document, or would permit any party to such contract, agreement or other document to terminate such contract rights or agreement (all such contracts, agreements and other documents being the "EXCLUDED AGREEMENTS"); PROVIDED, HOWEVER, that (1) the exclusion from the lien and security interest granted by such Pledgor hereunder of any contract rights of any of the Pledgors under one or more of the Excluded Agreements shall not limit, restrict or impair the grant by such Pledgor of the lien and security interest in any accounts or receivables arising under any such Excluded Agreement or any payments due or to become due thereunder, and

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      (2) any of the Excluded Agreements shall cease to be excluded from this
      Section 1, if, at any time, (A) the prohibition of assignment or of the creation of a lien and security interest in such agreement is no longer in effect, or (B) the applicable Pledgor has obtained the consent of the other parties to such agreement to the assignment of, or creation of a lien and security interest in, the contract rights of such Pledgor thereunder;

            (ii) any license, permit or authorization from any Governmental Authority in favor of any Pledgor shall be excluded from the lien and security interest granted by such Pledgor under this Section 1 to the extent that the assignment thereof or the creation of a lien and security interest therein would constitute a breach of the terms of such license, permit or authorization or would require any separate license, permit or authorization or would otherwise terminate such license, permit or authorization (all of the licenses, permits and authorizations referred to herein being the "EXCLUDED AUTHORIZATIONS"); PROVIDED, HOWEVER, that any of the Excluded Authorizations shall cease to be excluded from this
      Section 1, if, at any time (1) the prohibition of assignment or of the creation of a lien and security interest in such license, permit or authorization is no longer in effect or (2) the applicable Pledgor has obtained the consent of the applicable Governmental Authority to the assignment of, or creation of a lien and security interest in, such license, permit or authorization of such Pledgor; and

            (iii) any property of a Pledgor which is subject to any Lien which such Pledgor is permitted to enter into pursuant to the terms of Section 8.01(h) of the 5-Year Credit Agreement, to the extent that such Pledgor has agreed not to further encumber such property (all such property being "OTHER EXCLUDED PROPERTY"), shall be excluded from the lien and security interest granted by such Pledgor under this Section 1; PROVIDED, HOWEVER, that any such Other Excluded Property shall cease to be excluded from this
      Section 1, if, at any time, the prohibition of assignment or the creation of a lien and security interest in such property is no longer in effect by reason of an amendment, waiver or other modification of the applicable Security Instrument or the release or satisfaction of such Security Instrument.

            In addition, nothing in this Agreement shall be deemed to require any Pledgor to seek the consent of any Person or Governmental Authority to the assignment of, or the creation of a lien on or a security interest in, any Excluded Agreement, Excluded Authorization or Other Excluded Property.

            SECTION 2. SECURITY FOR SECURED OBLIGATIONS. This Agreement secures,
(a) in the case of each Pledgor that is not an Unrestricted Subsidiary Pledgor, the payment of all the Secured Obligations by the Borrowers now or hereafter existing under the Secured Agreements and (b) in the case of each Unrestricted Subsidiary Pledgor, the payment of all the Secured Obligations by the Borrowers now or hereafter existing under the Secured Agreements other than Secured Obligations arising under the 7-1/4% Notes and the 7-1/8% Notes.

            SECTION 3. PLEDGORS REMAIN LIABLE. Anything herein to the contrary notwithstanding, (a) each Pledgor shall remain liable under the contracts and agreements included in such Pledgor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Trustees of any of the rights hereunder shall not release any Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) neither the Collateral Trustees nor any Secured Holder shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any Secured Agreement, nor shall the Collateral Trustees or any Secured Holder be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

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            SECTION 4. DELIVERY AND CONTROL OF SECURITY COLLATERAL. (a) All
certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Trustees pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Trustees. Upon the occurrence and during the continuance of an Actionable Default, the Collateral Trustees shall have the right, at any time in their discretion and without notice to any Pledgor, to transfer to or to register in the name of the Collateral Trustees or any of their nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 12(a). In addition, the Collateral Trustees shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations. Also, the Collateral Trustees shall have the right at any time to convert Security Collateral consisting of financial assets credited to any Securities Account of any Pledgor to Security Collateral consisting of financial assets held directly by the Collateral Trustees, and to convert Security Collateral consisting of financial assets held directly by the Collateral Trustees to Security Collateral consisting of financial assets credited to such Securities Account.

            (b) Subject to Section 5(e)(ii) of the 5-year Credit Agreement Amendment, with respect to any Security Collateral in which any Pledgor has any right, title or interest and that constitutes an uncertificated security, such Pledgor will cause the issuer thereof either (i) to register the Collateral Trustees as the registered owner of such security or (ii) to agree in writing with such Pledgor and the Collateral Trustees that such issuer will comply with instructions with respect to such security originated by the Collateral Trustees without further consent of such Pledgor, such agreement to be in form and substance satisfactory to the Collateral Trustees. Each Pledgor which has issued any Security Collateral to any other Pledgor hereby agrees with such other Pledgor and the Collateral Trustees that it will comply with instructions with respect to such Security Collateral originated by the Collateral Trustees without further consent of such other Pledgor.

            (c) Subject to Section 5(e)(ii) of the 5-year Credit Agreement Amendment, with respect to any Security Collateral in which any Pledgor has any right, title or interest and that constitutes a security entitlement, such Pledgor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Trustees as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in writing with such Pledgor and the Collateral Trustees that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Pledgor has a security entitlement) originated by the Collateral Trustees without further consent of such Pledgor, such agreement to be in substantially the form of Exhibit D hereto or otherwise in form and substance satisfactory to the Collateral Trustees (such agreement being a "SECURITIES ACCOUNT CONTROL AGREEMENT"). Each Pledgor agrees that it will not establish or open any additional securities account in addition to those listed in Part C of Schedule I hereto, unless the Collateral Trustee shall have received at least 10 days' prior written notice of such addition and shall have received a Securities Account Control Agreement (or a supplement to an existing Securities Account Control Agreement) covering such new securities account, and upon the receipt by the Collateral Trustees of such Securities Account Control Agreement (or supplement), Part C of Schedule I hereto shall be automatically amended to include such securities account. Each Pledgor agrees that it will not terminate any Securities Account unless the Collateral Trustees and the Required Representatives shall have received at least 10 days' prior written notice of such termination (and, upon such termination, Part C of Schedule I hereto shall be automatically amended to delete such Securities Account.)

            (d) No Pledgor will change or add any securities intermediary that maintains any securities account in which any of the Collateral is credited or carried, or change or add any such securities account, in each case without first complying with the above provisions of this Section 4 in order to perfect the security interest granted hereunder in such Collateral.

            SECTION 5. MAINTAINING THE PLEDGED ACCOUNTS. (a) At the written request of the Required Representatives delivered after the occurrence and during the continuance of one of the events specified in Section 6 of the 5-Year Credit Agreement Amendment, each Pledgor will maintain all deposit accounts including, without limitation, the Pledged Accounts, only with banks (the "PLEDGED ACCOUNT BANKS") that have entered into letter agreements in substantially the form of Exhibit B hereto (or otherwise in form and substance satisfactory to the Required Representatives) with such Pledgor and the Collateral Trustees (the "PLEDGED ACCOUNT LETTERS").

            (b) At the request of the Collateral Trustees after the occurrence and during the continuance of an Actionable Default, each Pledgor will instruct each Pledged Account Bank to transfer to the Collateral Account, at the end of each Business Day, in same day funds, an amount equal to the credit balance of each Pledged Account in such Pledged Account Bank. If any Pledgor shall fail to give any such instructions to any Pledged Account Bank, the Collateral Trustees may do so without further notice to any Pledgor.

            (c) At all times after a request has been delivered as provided in subsection (a) of this Section 5, each Pledgor agrees that it will not add any bank as a Pledged Account Bank or add any account as a Pledged Account to those listed in Schedule V hereto, unless the Collateral Trustees shall have received at least 10 days' prior written notice of such addition and in accordance with the provisions of Section 6 of the 5-Year Credit Agreement Amendment shall have received a Pledged Account Letter executed by such new Pledged Account Bank and such Pledgor or a supplement to an existing Pledged Account Letter covering such new Pledged Account, as the case may be (and, upon the receipt by the Collateral Trustees of such Pledged Account Letter or supplement, Schedule V hereto shall be automatically amended to include such Pledged Account Bank or Pledged Account); and each Pledgor agrees that it will not terminate any bank as a Pledged Account Bank or terminate any account as a Pledged Account, unless the Collateral Trustees and the Required Representatives shall have received at least 10 days' prior written notice of such termination (and, upon such termination, Schedule V hereto shall be automatically amended to delete such Pledged Account Bank or Pledged Account).

            SECTION 6. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents and warrants as follows:

            (a) All of the Equipment and Inventory of such Pledgor are located at the places specified in Schedule II hereto, as such Schedule II may be amended from time to time pursuant to Section 8(a). Set forth in Part A of
      Schedule II for each Pledgor is a complete and accurate list of all real property owned by such Pledgor, showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and book value thereof. Set forth in Part B of Schedule II for each Pledgor is a complete and accurate list of all leases of real property under which any Pledgor is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. Set forth in Part C of
      Schedule II for each Pledgor is a complete and accurate list of all warehouses and other locations (other than as set forth in Parts A or B of such Schedule II) where such Pledgor stores any of its Inventory or Equipment, showing as of the date hereof the street address, county or other relevant jurisdiction, for such warehouseman or other bailee, and the nature of its contractual or other relationship with such Pledgor. The chief executive office of such Pledgor and the original copies of each Related Contract to which such Pledgor is a party (to the extent possessed by such Pledgor) and all originals of all chattel paper that evidence Receivables of such Pledgor, are located at the address specified therefor in Schedule III hereto, as such Schedule III may be amended from time to time pursuant to Section 10(a). Such Pledgor's state of organization and its federal tax identification number are set forth opposite such Pledgor's name in Schedule III hereto. All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Trustees. None of the Receivables or Related Contract is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Trustees.

            (b) Such Pledgor is the legal and beneficial owner of the Collateral of such Pledgor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement and other Liens permitted to exist under the Credit Agreements. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Pledgor or any trade name of such Pledgor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Trustees relating to the Collateral Documents. Such Pledgor has the trade names listed on Part B of
      Schedule IV hereto.

            (c) Such Pledgor has exclusive possession and control of the Equipment and Inventory, other than Inventory and Equipment stored at any locations specified in Part B and C of Schedule II (as such Schedule II may be amended from time to time pursuant to Section 8(a)), in which case such Pledgor shall seek to obtain a landlord's or warehouseman's agreement substantially in the form of Exhibit C hereto (or otherwise in form and substance satisfactory to the Required Representatives) in accordance with the provisions of Sections 5 or 6 of the 5-Year Credit Agreement Amendment, if such an agreement has been requested by the Required Representatives.

            (d) The Pledged Shares issued by Affiliates of such Pledgor and pledged by such Pledgor hereunder have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt issued by Affiliates of such Pledgor and pledged by such Pledgor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by one or more promissary notes (which notes have been delivered to the Collateral Trustees) and is not in default.

            (e) The Initial Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on
      Schedule I hereto as of the date hereof. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Pledgor by the issuers thereof and is outstanding, as of the date hereof, in the principal amount indicated on Schedule I hereto as of the date hereof.

            (f) All of the investment property owned by such Pledgor as of the date hereof is listed on Schedule I hereto.

            (g) As of the date hereof, such Pledgor has no Pledged Accounts or other deposit accounts other than the Pledged Accounts listed on Schedule V hereto and the Collateral Account.

            (h) All filings and other actions necessary or reasonably desirable to perfect and protect the security interest in the Collateral of such Pledgor created under this Agreement have been duly made or taken and are in full force and effect, or shall be duly made or taken or instruments therefore shall have been delivered to the Collateral Trustee and shall be in full force and effect within the time period specified in Sections 5, 6 or 7 of the 5-Year Credit Agreement Amendment, and this Agreement creates in favor of the Collateral Trustees for the equal and ratable benefit of the Secured Holders a valid and, together with such filings and other actions, perfected security interest in the Collateral of such Pledgor, securing the payment of the Secured Obligations, subject only to Permitted Liens.

            (i) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Pledgor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement and the Collateral Trust Agreement by such Pledgor, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for (A) the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed and are in full force and effect, or shall be duly filed or instruments therefor shall have been provided to the Collateral Trustee and shall be in full force and effect within the time period specified in
      Section 5 of the 5-Year Credit Agreement Amendment, (B) the recordation of the Intellectual Property Security Agreements referred to in Section 11(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, which Agreements have been duly recorded and are in full force and effect, or shall have been provided to the Collateral Trustee and shall be duly recorded and shall be in full force and effect within the time period specified in Section 5 of the 5-Year Credit Agreement Amendment, (C) the actions described in Section 4 with respect to Security Collateral, which actions have been taken and are in full force and effect or shall be taken within the time period specified in Section 5 of the 5-Year Credit Agreement Amendment, and (D) the execution of Pledged Account Letters by the Pledged Account Banks, which actions shall be taken within the time period specified in Section 6 of the 5-Year Credit Agreement Amendment, or
      (iii) for the exercise by the Collateral Trustees of their voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

            (j) The Inventory that has been produced or distributed by such Pledgor has been produced in all material respects in compliance with all requirements of applicable law, including, without limitation, to the extent applicable, the Fair Labor Standards Act.

            (k) As to itself and its Intellectual Property Collateral:

                  (i) Except with respect to any Immaterial IP Collateral (as hereinafter defined), the rights of such Pledgor in or to the Intellectual Property Collateral do not conflict with, misappropriate or infringe upon the intellectual property rights of any third party, and no claim has been asserted that the use of such Intellectual Property Collateral does or may infringe upon the intellectual property rights of any third party.

                  (ii) Such Pledgor is the exclusive owner of the entire and unencumbered right, title and interest in and to its Intellectual Property Collateral, as described on Schedule IV hereto, and is entitled to use all such Intellectual Property Collateral without limitation, subject only to the license terms of the Licenses.

                  (iii) The Intellectual Property Collateral set forth on
            Schedule IV hereto includes all of the patents, patent applications, trademark registrations and applications, copyright registrations and applications and Licenses owned by such Pledgor.

                  (iv) The Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part, and to the best of such Pledgor's knowledge, is valid and enforceable. Such Pledgor is not aware of any uses of any item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable.

                  (v) Except with respect to (A) any Immaterial IP Collateral or
            (B) any other Intellectual Property Collateral as to which the Required Representatives have determined pursuant to Section 5 of the 5-Year Credit Agreement Amendment or otherwise that the cost and expense of perfecting and maintaining the lien hereunder is disproportionately high relative to the fair market value of such Intellectual Property Collateral as determined in good faith by USI, such Pledgor has made or performed, or shall have made or performed within the time period specified in Section 5 of the 5-Year Credit Agreement Amendment, all filings, recordings and other acts and has paid, or shall have paid within such time period, all required fees and taxes to maintain and protect its interest in each and every item of Intellectual Property Collateral in full force and effect throughout the world, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office and in corresponding national and international patent offices, and recordation of any of its interests in the Copyrights with the U.S. Copyright Office and in corresponding national and international copyright offices. Such Pledgor has used proper statutory notice in connection with its use of each patent, trademark and copyright of the Intellectual Property Collateral.

                  (vi) Except with respect to any Immaterial IP Collateral, no action, suit, investigation, litigation or proceeding has been asserted or is pending or threatened against such Pledgor (i) based upon or challenging or seeking to deny or restrict the use of any of the Intellectual Property Collateral, or (ii) alleging that any services provided by, processes used by, or products manufactured or sold by, such Pledgor infringe upon or misappropriate any patent, trademark, copyright or any other proprietary right of any third party. To the best of such Pledgor's knowledge, no Person is engaging in any activity that infringes upon or misappropriates the Intellectual Property Collateral, other than any Immaterial IP Collateral, or upon the rights of such Pledgor therein. Except as set forth on Schedule IV hereto, such Pledgor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the Intellectual Property Collateral. The consummation of the transactions contemplated by the Collateral Trust Agreement will not result in the termination or impairment of any of the Intellectual Property Collateral, other than any Immaterial IP Collateral.

                  (vii) Standardized Commercial licenses not subject to
            substantial negotiation or with respect to each License, other than any such License that constitutes or exists in respect of Immaterial IP Collateral: (A) to the best of such Pledgor's knowledge, such License is valid and binding and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such License; (B) with respect only to each License entered into after the date hereof, except Standardized Commercial licenses not subject to substantial negotiation or as otherwise may be agreed to in writing by the Required Representatives, such License is not an Excluded Agreement or Other Excluded Property and such License will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such License or otherwise give the licensor or licensee a right to terminate such License; (C) such Pledgor has not received any notice of termination or cancellation under such License; (D) such Pledgor has not received any notice of a breach or default under such License, which breach or default has not been cured; (E) such Pledgor has not granted to any other third party any rights, adverse or otherwise, under such License; and (F) neither such Pledgor nor any other party to such License is in breach or default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License.

                  (viii) To the best of such Pledgor's knowledge, (A) none of the Trade Secrets of such Pledgor has been used, divulged, disclosed or appropriated to the detriment of such Pledgor for the benefit of any other Person other than such Pledgor; (B) no employee, independent contractor or agent of such Pledgor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Pledgor; and (C) no employee, independent contractor or agent of such Pledgor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Pledgor's Intellectual Property Collateral.

                  (ix) Certain items of Intellectual Property Collateral, the fair market value of which does not individually exceed $25,000 or in the aggregate exceed $500,000 (as reasonably determined in good faith by USI as of the date hereof, and as of each date on which
            Schedule IV is supplemented pursuant to the terms hereof), have been designated as such on Schedule IV hereto, such items, together with such other Intellectual Property Collateral as the 5-Year Agent and USI agree are not material (the "IMMATERIAL IP COLLATERAL"). The Immaterial IP Collateral, both individually and in the aggregate, is not necessary in any material respect to the continued conduct by any Pledgor of its business as such business is conducted on the date hereof or as the same may hereafter be conducted from time to time.

            SECTION 7. FURTHER ASSURANCES. (a) Each Pledgor agrees that from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that the Collateral Trustees may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted by such Pledgor hereunder or to enable the Collateral Trustees to exercise and enforce their rights and remedies hereunder with respect to any Collateral of such Pledgor. Without limiting the generality of the foregoing, each Pledgor will promptly with respect to Collateral of such Pledgor: (i) mark conspicuously each document included in Inventory, each chattel paper included in Receivables, each Related Contract and, at the request of the Collateral Trustees or the Required Representatives, each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Collateral Trustees, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Trustees hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Trustees; (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as the Collateral Trustees may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Pledgor hereunder;
(iv) deliver and pledge to the Collateral Trustees for benefit of the Secured Holders certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; and
(v) deliver to the Collateral Trustees evidence that all other action that the Collateral Trustees may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Pledgor under this Agreement has been taken.

            (b) Each Pledgor hereby authorizes the Collateral Trustees to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral of such Pledgor without the signature of such Pledgor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (c) Each Pledgor will furnish to the Collateral Trustees from time to time statements and schedules further identifying and describing the Collateral of such Pledgor and such other reports in connection with such Collateral as the Collateral Trustees may reasonably request, all in reasonable detail.

            (d) The Borrowers will furnish to the Collateral Trustees, on or prior to each of the first and the fifth anniversary of the Perfection Date (but not more than six months prior thereto), an opinion of counsel acceptable to the Required Representatives to the effect that all financing or continuation statements have been filed, and all other action has been taken, to perfect continuously from the date which is 90 days from the date hereof the security interest granted hereunder.

            SECTION 8. AS TO EQUIPMENT AND INVENTORY. (a) Each Pledgor will keep the Equipment and Inventory of such Pledgor (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 6(a) or, upon 30 days' prior written notice to the Collateral Trustees, at such other places in a jurisdiction where all action required by Section 7 shall have been taken with respect to such Equipment and Inventory (and, upon the taking of such action in such jurisdiction, Schedule II hereto shall be automatically amended to include such other places).

            (b) Each Pledgor will cause the Equipment of such Pledgor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and will forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Pledgor will promptly furnish to the Collateral Trustees and the Representatives a statement respecting any loss or damage exceeding $5,000,000 to any of the Equipment or Inventory of such Pledgor.

            (c) Each Pledgor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory of such Pledgor, except to the extent payment thereof is not required by Section 7.06 the 5-Year Credit Agreement. In producing its Inventory, each Pledgor will comply with all requirements of applicable law, including, without limitation, to the extent applicable, the Fair Labor Standards Act.

            SECTION 9. INSURANCE. (a) Each Pledgor will, at its own expense, maintain insurance with respect to the Equipment and Inventory of such Pledgor in such amounts, against such risks, in such form and with such insurers, as is customarily maintained by companies similarly situated to such Pledgor. Each such policy shall within a reasonable time follows the Perfection Date as defined in the 5-Year Credit Agreement Amendment (i) name such Pledgor and the Collateral Trustees as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Trustees) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Trustees following notice from the Collateral Trustees of an Actionable Default, notwithstanding any action, inaction or breach of representation or warranty by such Pledgor, (iii) provide that there shall be no recourse against the Collateral Trustees for payment of premiums or other amounts with respect thereto and (iv) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Collateral Trustees by the insurer. Each Pledgor will, if so requested by the Collateral Trustees, deliver to the Collateral Trustees original or duplicate policies of such insurance and, as often as the Collateral Trustees may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Pledgor will, at the request of the Collateral Trustees, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 7 and cause the insurers to acknowledge notice of such assignment.

            (b) Reimbursement under any liability insurance maintained by any Pledgor pursuant to this Section 9 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 9 is not applicable, the applicable Pledgor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Pledgor shall be used by such Pledgor, except as otherwise required hereunder or by the Credit Agreements, to pay or as reimbursement for the costs of such repairs or replacements.

            (c) So long as no Actionable Default shall have occurred and be continuing, all insurance payments received by the Collateral Trustees in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Collateral Trustees to the applicable Pledgor. Upon the occurrence and during the continuance of any Actionable Default, all insurance payments in respect of such Equipment or Inventory shall be paid to the Collateral Trustees and shall, in the Collateral Trustees' sole discretion, (i) be released to the applicable Pledgor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in Section 17(b).

            SECTION 10. PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES.
(a) Each Pledgor (i) will preserve its current place of organization and (ii) will keep its chief executive office, originals of the Related Contracts to which such Pledgor is a party and all originals of all chattel paper that evidence Receivables of such Pledgor, at the locations therefor specified in
Section 6(a) or, upon 30 days' prior written notice to the Collateral Trustees, at such other locations in a jurisdiction where all actions required by Section 7 shall have been taken with respect to the Collateral of such Pledgor (and, upon the taking of such action in such jurisdiction, Schedule III hereto shall be automatically amended to include such other locations). Each Pledgor will hold and preserve its records relating to the Collateral, the Related Contracts and chattel paper and will permit representatives of the Collateral Trustees at any time during normal business hours to inspect and make abstracts from such records and other documents.

            (b) Except as otherwise provided in this subsection (b), each Pledgor will continue to collect, at its own expense, all amounts due or to become due such Pledgor under the Receivables and the Related Contracts. In connection with such collections, such Pledgor may take (and, at the Collateral Trustees' direction, will take) such action as such Pledgor or the Collateral Trustees may reasonably deem necessary or advisable to enforce collection of the Receivables and the Related Contracts; PROVIDED, HOWEVER, that the Collateral Trustees shall have the right at any time, upon the occurrence and during the continuance of an Actionable Default and upon written notice to such Pledgor of its intention to do so, to notify the Account Obligors under any Receivables or Related Contracts of the assignment of such Receivables or Related Contracts to the Collateral Trustees and to direct such Account Obligors to make payment of all amounts due or to become due to such Pledgor thereunder directly to the Collateral Trustees and, upon such notification and at the expense of such Pledgor, to enforce collection of any such Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Pledgor might have done. After receipt by any Pledgor of the notice from the Collateral Trustees referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Pledgor in respect of the Receivables and the Related Contracts of such Pledgor shall be received in trust for the benefit of the Collateral Trustees hereunder, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Collateral Trustees in the same form as so received (with any necessary indorsement) to be deposited in the Collateral Account and (ii) such Pledgor will not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any Account Obligor thereof, or allow any credit or discount thereon. No Pledgor will permit or consent to the subordination of its right to payment under any of the Receivables or the Related Contracts to any other indebtedness or obligations of the Account Obligor thereof.

            SECTION 11. AS TO INTELLECTUAL PROPERTY COLLATERAL. (a) With respect to each item of its Intellectual Property Collateral set forth on Schedule IV, other than any Immaterial IP Collateral, each Pledgor agrees to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of each such item of Intellectual Property Collateral and maintain each such item of Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Pledgor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Pledgor shall, without the written consent of the Required Representatives, discontinue use of or otherwise abandon any Intellectual Property Collateral, other than any Immaterial IP Collateral, or abandon any right to file an application for letters patent, trademark, or copyright, unless such Pledgor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Pledgor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect (as defined in the Credit Agreements), in which case, such Pledgor will give prompt notice of any such abandonment to the Collateral Trustees and the Representatives.

            (b) Each Pledgor agrees promptly (and, in any case, on or prior to the date of the next quarterly compliance certificate delivered pursuant to
Section 7.02(a) of the 5-Year Credit Agreement) to notify the Collateral Trustees and the Representatives if such Pledgor learns (i) that any item of the Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Pledgor's ownership of any of the Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral.

            (c) Except with respect to any Immaterial IP Collateral, in the event that any Pledgor becomes aware that any item of the Intellectual Property Collateral is being infringed or misappropriated by a third party, such Pledgor shall promptly (and, in any case, on or prior to the date of the next quarterly compliance certificate delivered pursuant to Section 7.02(a) of the 5-Year Credit Agreement) notify the Collateral Trustees and the Representatives and shall take such actions, at its expense, as such Pledgor or the Required Representatives deems reasonable and appropriate under the circumstances to protect such

Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

            (d) Each Pledgor shall use proper statutory notice in connection with its use of each item of its Intellectual Property Collateral, other than any Immaterial IP Collateral. No Pledgor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral, other than any Immaterial IP Collateral, may lapse or become invalid or unenforceable or placed in the public domain.

            (e) Each Pledgor shall take all steps which it or the Collateral Trustees or the Required Representatives deem reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, other than any Immaterial IP Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

            (f) With respect to its Intellectual Property Collateral, each Pledgor agrees to execute an agreement, in substantially the form set forth in Exhibit E hereto (an "INTELLECTUAL PROPERTY SECURITY AGREEMENT"), for recording the security interest granted hereunder to the Collateral Trustees in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

            (g) Each Pledgor agrees that, should it obtain an ownership interest in any item of the type set forth in Section 1(f) which is not on the date hereof a part of the Intellectual Property Collateral (the "AFTER-ACQUIRED INTELLECTUAL PROPERTY"), (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto, (iii) such Pledgor shall give prompt (and, in any case, on or prior to the date of the next quarterly compliance certificate delivered pursuant to
Section 7.02(a) of the 5-Year Credit Agreement) written notice thereof to the Collateral Trustees in accordance herewith and (iv) such Pledgor shall execute and deliver to the Collateral Trustees an IP Security Agreement Supplement in substantially the form of Exhibit F hereto covering such After-Acquired Intellectual Property as "Additional Collateral" thereunder and as defined therein, and shall record such IP Security Agreement Supplement with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property. The Schedules to each such IP Security Agreement Supplement may indicate any such After-Acquired Intellectual Property which such Pledgor shall have reasonably determined in good faith constitutes Immaterial IP Collateral as provided pursuant to Section 6(k)(ix).

            SECTION 12. VOTING RIGHTS; DIVIDENDS; ETC. (a) So long as no Actionable Default shall have occurred and be continuing:

            (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to any Security Collateral of such Pledgor for any purpose; PROVIDED, HOWEVER, that such Pledgor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of such Security Collateral.

            (ii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Pledgor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Secured Agreements; PROVIDED, HOWEVER, that any and all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral, shall be, and shall be forthwith delivered to the Collateral Trustees to hold as, Security Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Collateral Trustees, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Collateral Trustees as Security Collateral in the same form as so received (with any necessary indorsement).

            (iii) The Collateral Trustees will execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

            (b) Upon the occurrence and during the continuance of an Actionable
      Default:

            (i) All rights of each Pledgor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 12(a)(i) shall, upon notice to such Pledgor by the Collateral Trustees, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 12(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Trustees, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

            (ii) All dividends, interest and other distributions that are received by any Pledgor contrary to the provisions of paragraph (i) of this Section 12(b) shall be received in trust for the benefit of the Collateral Trustees, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Collateral Trustees as Security Collateral in the same form as so received (with any necessary indorsement).

            (iii) The Collateral Trustees shall be authorized to send to each Securities Intermediary as defined in and under any Control Agreement a Notice of Exclusive Control as defined in and under such Control Agreement.

            SECTION 13. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES. (a) Each Pledgor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Secured Agreements, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Pledgor, except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Secured Agreements.

            (b) Each Pledgor agrees that it will (i) cause each issuer of the Pledged Shares pledged by such Pledgor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

            SECTION 14. COLLATERAL TRUSTEES APPOINTED ATTORNEY-IN-FACT. Each Pledgor hereby irrevocably appoints the Collateral Trustees such Pledgor's attorneys-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time, upon the occurrence and during the continuance of an Actionable Default, in the Collateral Trustees' discretion, to take any action and to execute any instrument that the Collateral Trustees may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) to obtain and adjust insurance required to be paid to the Collateral Trustees pursuant to Section 9,

            (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

            (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, and

            (d) to file any claims or take any action or institute any proceedings that the Collateral Trustees may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Related Contract or the rights of the Collateral Trustees with respect to any of the Collateral.

            SECTION 15. COLLATERAL TRUSTEES MAY PERFORM. If any Pledgor fails to perform any agreement contained herein, the Collateral Trustees may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Trustees incurred in connection therewith shall be payable by the Borrowers under Section 18(b).

            SECTION 16. COLLATERAL TRUSTEES' DUTIES. The powers conferred on the Collateral Trustees hereunder are solely to protect the Secured Holders' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Trustees shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Holder has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Trustees shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in their possession if such Collateral is accorded treatment substantially equal to that which they accord their own property.

            SECTION 17. REMEDIES. If any Actionable Default shall have occurred and be continuing:

            (a) The Collateral Trustees may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral) and also may: (i) require each Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of the Collateral Trustees forthwith, assemble all or part of the Collateral as directed by the Collateral Trustees and make it available to the Collateral Trustees at a place and time to be designated by the Collateral Trustees that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustees' offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Trustees may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Pledgors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Pledgor in respect of such occupation; and
      (iv) exercise any and all rights and remedies of any of the Pledgors under or in connection with the Receivables and the Related Contracts or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Pledgor to demand or otherwise require payment of any amount under, or performance of any provision of, the Receivables and the Related Contracts. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustees shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Trustees may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) Any cash held by or on behalf of the Collateral Trustees and all cash proceeds received by or on behalf of the Collateral Trustees in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may be deposited to the Collateral Account and disbursed pursuant to the Collateral Trust Agreement.

            (c) All payments received by any Pledgor under or in connection with any Receivables or Related Contracts or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Trustees, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Collateral Trustees in the same form as so received (with any necessary indorsement).

            (d) The Collateral Trustees may, without notice to any Pledgor, except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held in the Collateral Account or in any deposit account related thereto.

            (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Pledgor, the goodwill of the business connected with, and symbolized by, any Trademarks subject to such sale or other disposition shall be included therein, and such Pledgor shall supply to the Collateral Trustees or its designee such Pledgor's know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Pledgor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Pledgor.

            SECTION 18. INDEMNITY AND EXPENSES. (a) Each Borrower agrees to indemnify, defend and save and hold harmless each Collateral Trustee, each Representative and each Secured Holder and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "INDEMNIFIED PARTY") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

            (b) Each Borrower will upon demand pay to each Collateral Trustee the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that such Collateral Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Pledgor, (iii) the exercise or enforcement of any of the rights of such Collateral Trustee any Representative or any Secured Holder hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

            SECTION 19. AMENDMENTS; WAIVERS; ADDITIONAL PLEDGORS; ETC. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Trustees, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Trustees or any other Secured Holder to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

            (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "SECURITY AGREEMENT SUPPLEMENT"), (i) such Person shall be referred to as an "ADDITIONAL PLEDGOR" and shall be and become a Pledgor hereunder and each reference in this Agreement and the other Loan Documents to "Pledgor" shall also mean and be a reference to such Additional Pledgor, and (ii) the supplemental schedules I, II, III, IV and V attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III, IV and V, respectively, hereto, and the Collateral Trustees may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

            SECTION 20. NOTICES; ETC. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or delivered as provided in the Collateral Trust Agreement.

            SECTION 21. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT AGREEMENTS. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until released as provided in Section 8.02 of the Collateral Trust Agreement, (b) be binding upon each Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Trustees hereunder, to the equal and ratable benefit of the Secured Holders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Credit Party may assign or otherwise transfer all or any portion of its rights and obligations under each of the Credit Agreements (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Credit Party herein or otherwise, in each case as provided in the applicable provisions of each of the Credit Agreements.

            SECTION 22. RELEASE; TERMINATION. All or any portion of the Collateral shall be released by the Collateral Trustees solely on the terms and subject to the conditions set forth in Article VIII of the Collateral Trust.

            SECTION 23. SECURITY INTEREST ABSOLUTE. The obligations of each Pledgor (other than any Borrower) under this Agreement are independent of the Secured Obligations of any Borrower under or in respect of the Secured Agreements, and a separate action or actions may be brought and prosecuted against each such Pledgor to enforce this Agreement, irrespective of whether any action is brought against any Borrower or whether such Pledgor or any other Pledgor is joined in any such action or actions. All rights of the Collateral Trustees, the Representatives and the other Secured Holders and the pledge, assignment and security interest hereunder, and all obligations of each such Pledgor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each such Pledgor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

            (a) any lack of validity or enforceability of any Secured Agreement or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations of any Borrower under or in respect of the Secured Agreements or any other amendment or waiver of or any consent to any departure from any Secured Agreement, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Borrower or any of its Subsidiaries or otherwise;

            (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

            (d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations under or in respect of the Secured Agreements or any other assets of any Borrower or any of its Subsidiaries;

            (e) any change, restructuring or termination of the corporate structure or existence of any Borrower or any of its Subsidiaries;

            (f) any failure of any Secured Holder or any Representative to disclose to any Pledgor any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Pledgor now or hereafter known to such Secured Holder or such Representative (each Pledgor waiving any duty on the part of the Secured Holders or any Representative to disclose such information);

            (g) the failure of any other Person to execute this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Pledgor with respect to the Secured Obligations; or

            (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Holder that might otherwise constitute a defense available to, or a discharge of, such Pledgor or any other Pledgor or a third party pledgor of a security interest.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured

Holder or by any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

            SECTION 24. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

            SECTION 25. MORTGAGES. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any mortgage and the terms of such mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

            SECTION 26. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                          AMES TRUE TEMPER PROPERTIES, INC.
                                          AMES TRUE TEMPER, INC.
                                          ARCHITECTURAL AREA LIGHTING, INC.
                                          ARROW CONSOLIDATED CORPORATION
                                          ASTERIA COMPANY
                                          BATHCRAFT INC.
                                          BAYLIS BROTHERS, INC.
                                          BRUCKNER MANUFACTURING CORP.
                                          CARLSBAD CORP.
                                          COLUMBIA LIGHTING, INC.
                                          COLUMBIA LIGHTING-LCA, INC.
                                          COLUMBIA LIGHTING MFG., CO.
                                          COLUMBIA LIGHTING PROPERTIES, INC.
                                          COLUMBIA MATERIALS, LLC
                                          COMPAX CORP.
                                          DUAL-LITE  INC.
                                          DUAL-LITE MANUFACTURING, INC.
                                          ELJER INDUSTRIES, INC.
                                          ELJER PLUMBINGWARE, INC.
                                          ENVIRONMENTAL ENERGY COMPANY
                                          EZ HOLDINGS, INC.
                                          GARY CONCRETE PRODUCTS, INC.
                                          GATSBY SPAS, INC.
                                          HL CAPITAL CORP.
                                          IXL MANUFACTURING COMPANY, INC.
                                          JACUZZI INC.
                                          JACUZZI WHIRLPOOL BATH, INC.
                                          JUSI HOLDINGS, INC.
                                          KIM LIGHTING INC.
                                          KLI, INC.
                                          LCA GROUP INC.
                                          LCA (NS) INC.
                                          LIGHTING CORPORATION OF AMERICA, INC.
                                          LOKELANI DEVELOPMENT CORPORATION
                                          LUXOR INDUSTRIES, INC.
                                          MAILI KAI LAND DEVELOPMENT CORPORATION
                                          MOBILITE INC.
                                          NEPCO OF AUSTRALIA, INC.
                                          NEPCO OF CANADA, INC.
                                          NEPCO OF FORD HEIGHTS, INC.
                                          NEPCO OF FULTON, INC.
                                          NEPCO OF PAKISTAN, INC.
                                          NISSEN UNIVERSAL HOLDINGS INC.
                                          OUTDOOR PRODUCTS LLC
                                          PH PROPERTY DEVELOPMENT COMPANY

                                          PRESCOLITE  LITE  CONTROLS, INC.
                                          PRESCOLITE, INC.
                                          PROGRESS LIGHTING, INC.
                                          PROGRESSIVE LIGHTING, INC. (NC)
                                          PROGRESSIVE LIGHTING, INC. (SC)
                                          PROGRESS LIGHTING PROPERTIES, INC.
                                          REDMONT, INC.
                                          SANITARY-DASH MANUFACTURING CO., INC
                                          SELKIRK CANADA U.S.A., INC.
                                          SELKIRK EUROPE U.S.A., INC.
                                          SELKIRK, INC.
                                          SPAULDING LIGHTING, INC.
                                          STRATEGIC CAPITAL MANAGEMENT, INC.
                                          STREAMWOOD CORPORATION
                                          SUNDANCE SPAS, INC.
                                          TA LIQUIDATION CORP.
                                          TRIMFOOT CO.
                                          TT LIQUIDATION CORP.
                                          UGE LIQUIDATION INC.
                                          UNITED STATES BRASS CORP.
                                          U.S. INDUSTRIES, INC.
                                          USI AMERICAN HOLDINGS, INC.
                                          USI ATLANTIC CORP.
                                          USI CAPITAL, INC.
                                          USI FUNDING, INC.
                                          USI GLOBAL CORP.
                                          USI PROPERTIES, INC.
                                          USI REALTY CORP.
                                          ZURCO, INC.
                                          ZURNACQ OF CALIFORNIA, INC.
                                          ZURN (CAYMAN ISLANDS), INC.
                                          ZURN CONSTRUCTORS, INC.
                                          ZURN DEVCO, INC.
                                          ZURN EPC SERVICES, INC.
                                          ZURN GOLF HOLDING CORPORATION
                                          ZURN INDUSTRIES, INC.

                                          By
                                            ----------------------------------
                                             Name: Steven C. Barre
                                             Title:   Vice President

                                                    SCHEDULE I TO THE PLEDGE AND
                                                              SECURITY AGREEMENT

                PLEDGED SHARES; PLEDGED DEBT; SECURITIES ACCOUNTS


                                     PART A

                                 PLEDGED SHARES

===============================================================================

                                                               PERCENTAGE
                                           STOCK                   OF
              STOCK    CLASS OF    PAR   CERTIFICATE  NUMBER   OUTSTANDING
  PLEDGOR    ISSUER     STOCK     VALUE    NO(S)     OF SHARES    SHARES
===============================================================================

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================

                                     PART B

                                  PLEDGED DEBT

================================================================================

                                                                    OUTSTANDING
              DEBT    DESCRIPTION OF   DEBT CERTIFICATE   FINAL      PRINCIPAL
 PLEDGOR     ISSUER        DEBT             NO(S).       MATURITY     AMOUNT
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                     PART C

                               SECURITIES ACCOUNTS

================================================================================

                     NAME AND ADDRESS OF                 SECURITIES ACCOUNT
    PLEDGOR     SECURITIES ACCOUNT INSTITUTION             NAME AND NUMBER
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                                   SCHEDULE II TO THE PLEDGE AND
                                                              SECURITY AGREEMENT



                      LOCATIONS OF EQUIPMENT AND INVENTORY



[NAME OF PLEDGOR]

      A.    OWNED LOCATIONS:


      B.    LEASED LOCATIONS:


      C.    OTHER LOCATIONS (DESCRIBE):


[NAME OF PLEDGOR]

      A.    OWNED LOCATIONS:


      B.    LEASED LOCATIONS:


      C.    OTHER LOCATIONS (DESCRIBE):


[ETC.]

                                                  SCHEDULE III TO THE PLEDGE AND
                                                              SECURITY AGREEMENT


                  CHIEF EXECUTIVE OFFICE, PLACE OF ORGANIZATION
                      AND FEDERAL TAX IDENTIFICATION NUMBER


                                                       FEDERAL TAX
PLEDGOR         JURISDICTION OF     CHIEF EXECUTIVE    IDENTIFICATION
                ORGANIZATION             OFFICE        NUMBER

                                                   SCHEDULE IV TO THE PLEDGE AND
                                                              SECURITY AGREEMENT


                             PATENTS, TRADEMARKS AND
                      TRADE NAMES, COPYRIGHTS AND LICENSES


                                     PART A

  PLEDGOR     PATENTS   COUNTRY  PATENT NO. APPLIC. NO. FILING DATE ISSUE DATE
  -------     -------   -------  ---------- ----------- ----------- ----------






                                     PART B



             TRADEMARKS AND                   REG.    APPLIC. FILING   ISSUE
             ---------------                  -----   ------- ------   -----
  PLEDGOR      TRADE NAMES     COUNTRY  MARK    NO.     NO.    DATE     DATE
  -------      -----------     -------  ----    ---     ---    ----     ----






                                     PART C



                                                                FILING  ISSUE
  PLEDGOR    COPYRIGHTS  COUNTRY   TITLE  REG. NO.  APPLIC. NO.  DATE   DATE
  -------    ----------  -------   -----  --------  -----------  ----   ----






                                     PART D



  PLEDGOR     LICENSES      TITLE       DATE       PARTIES
  -------     --------      -----       ----       -------

                                                    SCHEDULE V TO THE PLEDGE AND
                                                              SECURITY AGREEMENT



                                PLEDGED ACCOUNTS



==========================================================

                 NAME AND ADDRESS OF
    PLEDGOR      PLEDGED ACCOUNT BANK    ACCOUNT NUMBER
==========================================================

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

----------------------------------------------------------

==========================================================

                                                   SCHEDULE VI TO THE PLEDGE AND
                                                              SECURITY AGREEMENT



                          EXISTING SECURITY INSTRUMENTS

                                                            S&S DRAFT:  04/30/01












                          PLEDGE AND SECURITY AGREEMENT

                           Dated as of April 30, 2001,

                                      From

                         The Pledgors referred to herein

                                   AS PLEDGORS

                                       to

                           [WILMINGTON TRUST COMPANY]

                             AS COLLATERAL TRUSTEES

                          T A B L E  O F  C O N T E N T S

SECTION                                                                   PAGE

Section 1.  GRANT OF SECURITY................................................3

Section 2.  SECURITY FOR SECURED OBLIGATIONS.................................8

Section 3.  PLEDGORS REMAIN LIABLE...........................................8

Section 4.  DELIVERY AND CONTROL OF SECURITY COLLATERAL......................9

Section 5.  MAINTAINING THE PLEDGED ACCOUNTS................................10

Section 6.  REPRESENTATIONS AND WARRANTIES..................................10

Section 7.  FURTHER ASSURANCES..............................................14

Section 8.  AS TO EQUIPMENT AND INVENTORY...................................15

Section 9.  INSURANCE.......................................................15

Section 10. PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES.........16

Section 11. AS TO INTELLECTUAL PROPERTY COLLATERAL..........................17

Section 12. VOTING RIGHTS; DIVIDENDS; ETC...................................18

Section 13. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES....................19

Section 14. COLLATERAL TRUSTEES APPOINTED ATTORNEY-IN-FACT..................20

Section 15. COLLATERAL TRUSTEES MAY PERFORM.................................20

Section 16. COLLATERAL TRUSTEES' DUTIES.....................................20

Section 17. REMEDIES........................................................20

Section 18. INDEMNITY AND EXPENSES..........................................21

Section 19. AMENDMENTS; WAIVERS; ADDITIONAL PLEDGORS; ETC...................22

Section 20. NOTICES; ETC....................................................22

Section 21. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT
     AGREEMENTS.............................................................22

Section 22. RELEASE; TERMINATION............................................22

Section 23. SECURITY INTEREST ABSOLUTE......................................23

Section 24. EXECUTION IN COUNTERPARTS.......................................24

Section 25. MORTGAGES.......................................................24

Section 26. GOVERNING LAW...................................................24



Schedules

Schedule I     -  Pledged Shares; Pledged Debt; and Securities Accounts
Schedule II    -  Locations of Equipment and Inventory
Schedule III   -  Chief Executive Office; Jurisdiction of Organization; and
                  Federal Tax Identification Number
Schedule IV    -  Patents, Trademarks and Trade Names, Copyrights and Licenses
Schedule V     -  Pledged Accounts
Schedule VI    -  Existing Security Instruments


Exhibits

Exhibit A      -  Form of Security Agreement Supplement
Exhibit B      -  Form of Pledged Account Letter
Exhibit C      -  Form of Landlord's Consent and Agreement
Exhibit D      -  Form of Control Agreement (Securities Account)
Exhibit E      -  Form of Intellectual Property Security Agreement
Exhibit F      -  Form of Intellectual Property Security Agreement Supplement